UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
December 5, 2003

PROXYMED, INC.

(Exact name of registrant as specified in its charter)

Florida	000-22052	65-0202059

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2555 Davie Road, Suite 110, Ft. Lauderdale, Florida	33317-7424

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(954) 473-1001

Item 5. Other Events.

      On December 8, 2003, ProxyMed, Inc., a Florida corporation (“ProxyMed”) and PlanVista Corporation, a Delaware corporation (“PlanVista”) issued a joint press release announcing the signing of an Agreement and Plan of Merger by and among ProxyMed, PlanVista and Planet Acquisition Corp., a Delaware corporation and wholly-owned subsidiary of ProxyMed (the “Acquisition Subsidiary”), pursuant to which, upon both companies’ shareholders approving the transaction, the Acquisition Subsidiary will be merged with and into PlanVista, with PlanVista surviving and becoming a wholly-owned subsidiary of ProxyMed (the “Merger”). A copy of the press release announcing this transaction is attached as an Exhibit to this Current Report on Form 8-K.

      Upon the consummation of the Merger, PlanVista’s common stockholders will be entitled to receive, for each share of PlanVista common stock then held by them (other than shares with respect to which a PlanVista stockholder has exercised appraisal rights), a fraction of one fully paid and nonassessable share of ProxyMed common stock, the numerator of which is (1) 1,826,829 (subject to the conversion of any shares of PlanVista series C preferred stock) and the denominator of which is (2) the total number of issued and outstanding shares of PlanVista common stock immediately prior to the effective time of the Merger. The holders of PlanVista’s series C preferred stock will be entitled to receive, for each share of PlanVista series C preferred stock then held by them (other than shares of series C preferred stock with respect to which a PlanVista series C preferred stockholder has exercised appraisal rights), a fraction of one fully paid and nonassessable share of ProxyMed common stock, the numerator of which is (1) 1,773,171 (subject to the conversion of any shares of PlanVista series C preferred stock) and the denominator of which is (2) the total number of issued and outstanding shares of PlanVista series C preferred stock immediately prior to the effective time of the Merger.

      Consummation of the Merger remains subject to certain conditions, including the approval of the issuance of shares in connection with the Merger by the shareholders of ProxyMed and the adoption of the Merger Agreement by the stockholders of PlanVista. A copy of the Merger Agreement is incorporated herein by reference to that certain Registration Statement on Form S-4 filed by ProxyMed and PlanVista with the Securities and Exchange Commission on December 9, 2003. The description of certain terms of the Merger Agreement set forth herein does not purport to be complete and is qualified in its entirety by the provisions of the Merger Agreement.

Item 7. Financial Statements and Exhibits.

      (c)  The following exhibits are included herein:

Exhibit 2.1	Agreement and Plan of Merger among ProxyMed, Inc., PlanVista Corporation, and Planet Acquisition Corp., dated as of December 5, 2003 (incorporated by reference to Exhibit 2.1 of the Registration Statement on Form S-4, File No. 333-111024).

Exhibit 99.1	Joint Press Release of ProxyMed, Inc. and PlanVista Corporation, dated December 8, 2003.

SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ProxyMed, Inc.

Date December 8, 2003	/s/ Nancy J. Ham Nancy J. Ham President and Chief Operating Officer

INDEX TO EXHIBITS

EXHIBIT NUMBER	DESCRIPTION

2.1	Agreement and Plan of Merger among ProxyMed, Inc., PlanVista Corporation, and Planet Acquisition Corp., dated as of December 5, 2003 (incorporated by reference to Exhibit 2.1 of the Registration Statement on Form S-4, File No. 333-111024).

99.1	Joint Press Release of ProxyMed, Inc. and PlanVista Corporation dated December 8, 2003.

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